UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
__________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

___________
Date of Report:
June 2, 2011
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MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective May 26, 2011, Magnum Hunter Resources Corporation (the “Company”) amended its amended and restated bylaws to provide for advisory directors of the Company. The amendment provides that (i) the board of directors of the Company may appoint advisory directors, who shall serve at the pleasure of the board, and (ii) advisory directors shall not be considered members of the board, shall have no right to vote on any matter presented to the board, shall not be charged with the responsibilities of directors and shall not be subject to the liabilities of directors. Advisory directors may receive compensation for their services as an advisory director, as determined by the board of directors of the Company or the compensation committee of the board.

A copy of the amendment to the amended and restated bylaws is filed herewith as Exhibit 3.2.3 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.2.3	Amendment to the Amended and Restated Bylaws of the Registrant, effective May 26, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION
Date: June 2, 2011	By:	/s/ Gary C. Evans
		Name:	Gary C. Evans
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2.3	Amendment to the Amended and Restated Bylaws of the Registrant, effective May 26, 2011